Supplement dated November 20, 2018
to the Prospectus of each of the following funds:
Fund (each a Fund and collectively, the Funds)	Prospectus Dated
Columbia Beyond BRICs ETF	8/1/2018
Columbia EM Core ex-China ETF	8/1/2018
Columbia EM Quality Dividend ETF	8/1/2018
Columbia Emerging Markets Consumer ETF	8/1/2018
Columbia India Consumer ETF	8/1/2018
Columbia India Infrastructure ETF	8/1/2018
Columbia India Small Cap ETF	8/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in each Fund's summary section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Portfolio Manager	2016
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Manager” in the "More Information About the Funds" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Portfolio Manager	2016
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and the doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP280_03_004_(11/18)